                                                                      EXHIBIT 25
                                    FORM T-1

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            STATEMENT OF ELIGIBILITY
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE

                      CHECK IF AN APPLICATION TO DETERMINE
                      ELIGIBILITY OF A TRUSTEE PURSUANT TO
                             SECTION 305(b)(2) |__|

                           ---------------------------

                              THE BANK OF NEW YORK
               (Exact name of trustee as specified in its charter)

                      New York                                 13-5160382
(State of incorporation if not a U.S. national bank)        (I.R.S. employer
                                                           identification no.)

           One Wall Street, New York, N.Y.                       10286
      (Address of principal executive offices)                 (Zip code)

                           ---------------------------

                            LUCENT TECHNOLOGIES INC.
               (Exact name of obligor as specified in its charter)

                    Delaware                                   22-3408857
(State or other jurisdiction of incorporation or            (I.R.S. employer
                 organization)                             identification no.)

              600 Mountain Avenue                                 07974
            Murray Hill, New Jersey                            (Zip code)
    (Address of principal executive offices)


      8.00% Convertible Subordinated Debentures, maturing on August 1, 2031
                       (Title of the indenture securities)

1.       GENERAL INFORMATION. FURNISH THE FOLLOWING INFORMATION AS TO THE
         TRUSTEE:

         (a) NAME AND ADDRESS OF EACH EXAMINING OR SUPERVISING AUTHORITY TO WHICH IT IS SUBJECT.

                 Name                                                    Address
                 Superintendent of Banks of the State of New York        2 Rector Street, New York, N.Y.  10006,
                                                                         and Albany, N.Y.  12203
                 Federal Reserve Bank of New York                        33 Liberty Plaza, New York, N.Y.  10045
                 Federal Deposit Insurance Corporation                   550 17th Street NW, Washington, D.C. 20429
                 The New York Clearing House Association L.L.C.          100 Broad Street, New York, N.Y.  10004

         (b)     WHETHER IT IS AUTHORIZED TO EXERCISE CORPORATE TRUST POWERS.


                  Yes.


2.       AFFILIATIONS WITH OBLIGOR.

         IF THE OBLIGOR IS AN AFFILIATE OF THE TRUSTEE, DESCRIBE EACH SUCH AFFILIATION.

         None.

16.      LIST OF EXHIBITS.

         EXHIBITS IDENTIFIED IN PARENTHESES BELOW, ON FILE WITH THE COMMISSION, ARE INCORPORATED HEREIN BY REFERENCE AS AN EXHIBIT HERETO, PURSUANT TO RULE 7a-29 UNDER THE TRUST INDENTURE ACT OF 1939 (THE "ACT") AND 17 C.F.R. 229.10(d).

         1. A copy of the Organization Certificate of The Bank of New York (formerly Irving Trust Company) as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 1 to Amendment No. 1 to Form T-1 filed with Registration Statement No. 33-6215, Exhibits 1a and 1b to Form T-1 filed with Registration Statement No. 33-21672 and Exhibit 1 to Form T-1 filed with Registration Statement No. 33-29637.)

         4. A copy of the existing By-laws of the Trustee. (Exhibit 4 to Form T-1 filed with Registration Statement No. 33-31019.)

         6. The consent of the Trustee required by Section 321(b) of the Act. (Exhibit 6 to Form T-1 filed with Registration Statement No. 33-44051.)

         7. A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.

                                    SIGNATURE


         Pursuant to the requirements of the Act, the Trustee, The Bank of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 3rd day of October, 2001.

                                 THE BANK OF NEW YORK

                                 By:      /S/    STACEY POINDEXTER
                                      ---------------------------------------
                                     Name:  STACEY POINDEXTER
                                     Title:    ASSISTANT TREASURER

                                                       EXHIBIT 7 (OF EXHIBIT 25)

                       Consolidated Report of Condition of

                              THE BANK OF NEW YORK

                    of One Wall Street, New York, N.Y. 10286
                     And Foreign and Domestic Subsidiaries,

a member of the Federal Reserve System, at the close of business March 31, 2001, published in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act.

                                                                                             Dollar Amounts
  ASSETS                                                                                       In Thousands
  Cash and balances due from depository institutions:
     Non interest-bearing balances and currency and coin............                            $ 2,811,275
     Interest-bearing balances......................................                              3,133,222
  Securities:
     Held-to-maturity securities....................................                                147,185
     Available-for-sale securities..................................                              5,403,923
  Federal funds sold and Securities purchased under agreements to
     resell.........................................................                              3,378,526
  Loans and lease financing receivables:
     Loans and leases held for sale.................................                                 74,702
     Loans and leases, net of unearned income.......................                             37,471,621
     LESS: Allowance for loan and lease losses......................                                599,061
     Loans and leases, net of unearned income and allowance.........                             36,872,560
  Trading Assets....................................................                             11,757,036
  Premises and fixed assets (including capitalized leases)..........                                768,795
  Other real estate owned...........................................                                  1,078
  Investments in unconsolidated subsidiaries and associated
     companies......................................................                                193,126
  Customers' liability to this bank on acceptances outstanding......                                592,118
  Intangible assets.................................................
     Goodwill.......................................................                              1,300,295
     Other intangible assets........................................                                122,143
  Other assets......................................................                              3,676,375
                                                                                                -----------
  Total assets......................................................                            $70,232,359
                                                                                                ===========

  LIABILITIES
  Deposits:
     In domestic offices............................................                            $25,962,242
     Non interest-bearing...........................................                             10,586,346
     Interest-bearing...............................................                             15,395,896
     In foreign offices, Edge and Agreement subsidiaries, and IBFs                               24,862,377
     Non interest-bearing...........................................                                373,085
     Interest-bearing...............................................                             24,489,292
  Federal funds purchased and securities sold under agreements to
     repurchase.....................................................                              1,446,874
  Trading liabilities...............................................                              2,373,361
  Other borrowed money: (includes mortgage indebtedness and
     obligations under capitalized leases)..........................                              1,381,512
  Bank's liability on acceptances executed and outstanding..........                                592,804
  Subordinated notes and debentures.................................                              1,646,000

  Other liabilities.................................................                              5,373,065
                                                                                                -----------
  Total liabilities.................................................                            $63,658,235
                                                                                                ===========
  EQUITY CAPITAL
  Common stock......................................................                              1,135,284
  Surplus...........................................................                              1,008,773
  Retained earnings.................................................                              4,426,033
  Accumulated other comprehensive income............................                                  4,034
  Other equity capital components...................................                                      0
  Total equity capital..............................................                              6,574,124
                                                                                                -----------
  Total liabilities and equity capital..............................                            $70,232,359
                                                                                                ===========


     I, Thomas J. Mastro, Senior Vice President and Comptroller of the above-named bank do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true to the best of my knowledge and belief.

                                                               Thomas J. Mastro,
                                           Senior Vice President and Comptroller

     We, the undersigned directors, attest to the correctness of this Report of Condition and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true and correct.


     Thomas A. Renyi
     Gerald L. Hassell
     Alan R. Griffith                         Directors